August 1, 2021

Summary

Prospectus

USAA NEW YORK BOND FUND

Fund Shares (USNYX) ⬛ Institutional Shares (UNYIX) ⬛ Class A (UNYBX)

Before you invest, you may want to review the Fund's statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund (including the Fund's Statement of Additional Information ("SAI") online at VictoryFunds.com. You also can get this information at no cost by calling (800) 235-8396 or by sending an e-mail request to VictoryMail@vcm.com. The Fund's statutory prospectus and SAI dated August 1, 2021, are incorporated hereby by reference.

You also may obtain this information at no cost from your financial intermediary.

Shares of the Fund are offered only to New York residents. The delivery of this prospectus is not an offer in any state where shares of the Fund may not lawfully be made.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

Investment Objective

The USAA New York Bond Fund (the "Fund") provides New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes.

Fees and Expenses

The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more USAA Mutual Funds or Victory Funds. More information about these and other discounts is available under Purchases on page 26 of the Fund's prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your investment professional.

Shareholder Fees

(fees paid directly from your investment)

	Fund	Inst.	Class
	Shares	Shares	A1

Maximum Sales Charge (load)
Imposed on Purchases (as a
percentage of offering price)	None	None	2.25%

Maximum Deferred Sales Charge
(load) (as a percentage of the			None2
lower of purchase or sales price)	None	None

1Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A and became subject to a front-end sales charge.

2A contingent deferred sales charge of 0.75% may be imposed on Class A with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Fund	Inst.
	Shares	Shares	Class A

Management Fee	0.38%3	0.37%3	0.37%3
Distribution and/or Service
(12b-1) Fees	None	None	0.25%

Other Expenses	0.28%	0.40%	0.34%

Total Annual Fund Operating
Expenses	0.66%	0.77%	0.96%

Fee Waiver/Reimbursement from
Adviser	None	(0.16%)	(0.07%)

Total Annual Fund Operating	0.66%4	0.61%4	0.89%4
Expenses after Reimbursement

3The management fee (which is equal to annualized rate of 0.37% of the Fund's average daily net assets) may fluctuate by share class (increase or decrease by up to +/- 0.06% of the average net assets of a share class) based on a share class' performance relative to the Lipper New York Municipal Debt Funds Index measured over a rolling 36-month period. See the Fund Management section for a description of the performance adjustment.

4Victory Capital Management Inc. (the "Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.65% of the Fund Shares, 0.61% for the Institutional Shares, and 0.90% of the Class A shares (formerly, Adviser Shares) through at least June 30, 2023. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This agreement may only be terminated by the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the expense limitation agreement for each class of shares is not continued beyond its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$ 67	$211	$368	$822

Inst. Shares	$ 62	$215	$397	$925

Class A	$314	$511	$731	$1,364

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

For the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

The portfolio turnover would be 15% of the average value of its portfolio with the exclusion of variable-rate demand notes with long-term maturities and one- or seven-day demand feature, or put options.

Principal Investment Strategy

The Fund invests primarily in long-term investment-grade securities issued by the state of New York, its political subdivisions, municipalities and public authorities, instrumentalities, and by other government entities, the interest on which is excludable from gross income for federal income tax and New York State and New York City personal income tax purposes (referred to herein as "New York tax-exempt securities"). During normal market conditions, at least 80% of the Fund's net assets will consist of New York tax-exempt securities. This policy may be changed only by a shareholder vote. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.

In addition, during normal market conditions, at least 80% of the Fund's annual net investment income dividends will be tax- exempt and excludable from the calculation of the federal alternative minimum tax ("AMT") for individual taxpayers. This policy may be changed only by a shareholder vote.

Principal Risks

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The Fund's investments are subject to the following principal risks:

State-Specific Risk – Because the Fund invests primarily in New York tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in New York to pay interest or repay principal, which may impact the Fund's performance. The Fund is more vulnerable to unfavorable developments in New York than are funds that invest in municipal securities of many states. While New York State's economy is broad, it does have concentrations in the financial services industry and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past, and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of New York State; and when New York City experiences financial difficulty, it may have an adverse affect on New York municipal bonds held by the Fund. The growth rate of New York State has at times been somewhat slower than the nation overall. The economic and financial condition of New York State also may be affected by various financial, social, economic, and political factors. In addition, the economic affects regarding COVID-19 may exacerbate some or all of these risks.

Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Credit Risk – The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Interest Rate Risk – The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Call Risk – During a period of declining interest rates, many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund's income may drop as a result. The Fund also may realize a taxable capital gain (or loss).

Liquidity Risk – Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed- income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund's performance.

In addition, significant securities market disruptions related to outbreaks of COVID-19 have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.

Changes in Tax Law Risk – Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax or other laws, adverse interpretations by the Internal Revenue Service ("IRS") or state tax authorities, or noncompliant conduct of a bond issuer. Since its inception, the Fund has not distributed any income that is a tax preference item for purposes of the federal AMT for individual taxpayers, and the Fund does not intend to invest in any securities that earn any such income in the future. Nevertheless, a portion of the Fund's otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal AMT due to federal tax law changes or other unforeseen circumstances.

Large Shareholders Risk – The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund's distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund's shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund's portfolio managers may not produce the desired results.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Performance

The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Class A. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.

Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund's most current performance information is available on the Fund's website at VictoryFunds.com or by calling (800) 235-8396. Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A shares, subject to a front-end sales load and different fees and expenses. Performance of the Class A shares, therefore, is that of the Adviser Shares restated to reflect the sales load applicable to Class A shares but not any difference in the fees and expenses. The Institutional Shares commenced operations on June 29, 2020, and will not present performance information until it has one full calendar year of operation.

RISK/RETURN BAR CHART

Annual Returns for Periods Ended December 31

15%
	12.20%

10%	9.70%
	8.19%		6.86%

5%	3.37%	4.35%	3.68%
		0.34%	1.16%

0%

-5%-4.01%

-10%

2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

The year-to-date return of the Fund Shares as of June 30, 2021, was 2.88%.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	4.91%	June 30, 2011
Lowest Quarter Return	-4.21%	June 30, 2013

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or 401(k) plan, the after- tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended December 31, 2020

	1 Year	5 Years	10 Years

Fund Shares

Return Before Taxes	3.68%	3.25%	4.48%

Return After Taxes on Distributions	3.68%	3.25%	4.48%

Return After Taxes on Distributions and Sale of Fund Shares	3.39%	3.26%	4.32%

Class A

Return Before Taxes	3.44%	3.01%	4.22%

Indexes

Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or
taxes)	5.21%	3.91%	4.63%

Lipper New York Municipal Debt Funds Index (reflects no deduction for taxes)	3.49%	3.80%	4.44%

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (the "Adviser") serves as the Fund's investment adviser.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment.

The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.

Portfolio Managers

Tenure with
	Title	the Fund

Regina G. Conklin, Senior Portfolio Manager		Since 2010
CPA, CFA

Andrew Hattman,	Portfolio Manager	Since 2019
CFA, CAIA

Lauren Spalten	Portfolio Manager	Since March
2021
Purchase and Sale of Shares
Investment Minimums	Fund Shares	Inst. Shares	Class A

Minimum Initial
Investment	$3,000	$1,000,000	$2,500

Minimum Subsequent
Investments	$50	None	$50

You may purchase or sell Fund Shares any business day through the VictoryFunds.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43210-2593. Only New York residents may purchase into the

USAA New York Bond Fund. The Fund is not recommended for tax-deferred arrangements, such as IRAs or 401(k) plans.

Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

For Class A shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for IRAs, gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

While the Fund is managed so that at least 80% of its annual interest income will be tax exempt, it may invest up to 20% of its assets in securities that generate income that is not tax exempt. The exemption of income for federal, New York State, and New York City income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any other state or local taxing authority. Distributions of part of the Fund's tax-exempt interest income also may be a tax preference item for purposes of the AMT. Net capital gains distributed by or reinvested in the Fund will be taxable. In addition, gains, if any, on the redemption of the Fund's shares will be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

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